Commitments Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Notes to Consolidated Financial Statements [Abstract]
Note 19 - Commitments, Concessions and Contingent Liabilities

Note 19 - Commitments, Concessions and Contingent Liabilities

A. Commitments

  Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and energy in the ordinary course of business, for various periods ending on December 31, 2036. As of December 31, 2019, the total amount of the commitments under the said purchase periods of the agreements is about $2.24 billion. This item takes into consideration part of the agreements described below.
  Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As at December 31, 2019, the subsidiaries have capital purchase commitments of about $301 million. This item takes into consideration part of the agreements described below.
  In 2017, Dead Sea Works (hereinafter - DSW) signed an agreement, the cost of which for ICL is $280 million, for the execution of the first stage of the Salt Harvesting Project, with a contracting company Holland Shallow Seas Dredging Ltd., which includes, among other things, the construction of a special dredger that is designed to execute the salt harvesting. The dredger is expected to commence its operation during the year 2020. For further information - see item C(2).
  In 2017, 2018 and 2019, DSW signed agreements with several execution and infrastructure companies, for a total amount of $180 million (out of the total project cost of about $220 million), for construction of a new pumping station (hereinafter - the P-9 Pumping Station). The P-9 Pumping Station is expected to commence its operation during the year 2020. For further information – see item C(2).
  In February 2019, the Company signed agreements for the sale of three office buildings, located in Be'er Sheva, Israel, for a total consideration of $27 million, which were leased back to the Company. As a result, in accordance with IFRS16, in the first quarter of 2019, the Company recognized a capital gain of $11 million and a deferred profit of $8 million which was deducted from the right-to-use asset (reduction in future depreciation expenses).
  In 2012, the Company started the construction of a new cogeneration power station (EPC) in Sodom, Israel, which was fully operational in August 2018. One of the main agreements is the construction agreement with the contracting company Abengoa. In light of the continued violations by Abengoa, in September 2017, the Company notified it of the cancellation of the agreement. In November 2018, following the financial disputes between the Company and Abengoa, the Company announced the initiation of an arbitration proceeding, in accordance with the provisions of the agreement.

Further to discussions held to end the dispute between the Company and Abengoa, in December 2019, the parties signed a settlement agreement under which Abengoa pledged to pay EUR 37 million (approximately $40 million) in quarterly payments over a five-year period, in addition to the EUR 25 million (approximately $28 million) of guarantees previously exercised by the Company. The agreement includes mutual waiver of future claims and suits upon payments completion. As a result, in the fourth quarter of 2019, the Company recognized revenue of $9 million for the expected short-term payments.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont'd)

A. Commitments (cont'd)

(6) (cont'd)

The settlement agreement will be brought to the arbitrator by the parties in order to validate it as an arbitration award. The agreement also states that in case Abengoa violates the agreement, the Company will be entitled to apply for enforcement of the arbitration award and, alternatively, to return to the original arbitration proceedings.

  In 2018, the Company entered into two supply agreements with "Tamar" and “Leviathan” reservoir (hereinafter – the Agreements), to secure its gas supply needs until the end of 2025 or until the entry of the “Karish” and “Tanin” reservoirs into service, whichever occurs first. The gas price in the Agreements is in accordance with the gas price formulas stipulated under the government’s gas outline. The Company anticipates that the scope of the annual gas consumption will be about 0.75 BCM.

The Company is entitled to terminate the Agreements in order to start the new agreement with Energean Israel Ltd. (hereinafter – “Energean”), which was signed in December 2017. According to the new agreement, Energean will supply up to 13 BCM of natural gas (NG) over a period of 15 years, amounting to about $1.9 billion. Energean holds licenses for development of the Karish and Tanin gas reservoirs, which are located in Israel’s territorial waters. Supply of the NG is expected to commence, at the earliest, in the first half of 2021, depending on completion of the development and commencement of production of NG from the reservoirs, and will be used for running ICL’s factories and power stations in Israel.

In February 2020, Energean notified its customers, including ICL, of potential delays in supplying NG due to possible impacts on its production as a result of the Coronavirus outbreak in Asia. Energean's notice was issued under the "Force Majeure" section of the GSPA, stating that at this stage it is unable to assess the potential impact on project timeline.

  The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of the liability of officers, all in accordance with the provisions of the Israeli Companies Law.

The Company, with the approval of the Audit Committee, the Board of Directors and the General Meeting of the shareholders, granted its officers an exemption and letters of indemnification, and also has an insurance policy covering directors and officers. The insurance and the indemnity do not apply to those cases specified in Section 263 of the Israeli Companies Law. The exemption relates to damage caused and/or will be caused, by those officers as a result of a breach of the duty of care to the Company. The amount of the indemnification payable by the Company under the letter of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers on a cumulative basis, for one or more of the events detailed therein, is limited to $300 million. The insurance is renewed annually.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont'd)

B. Concessions

  Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period ending on March 31, 2030, accompanied by a priority right to receive the concession after its expiration, should the Government decide to offer a new concession.

In accordance with section 24 (a) of the Supplement to the Concession Law, it is stated, among other things, that at the end of the concession period all the tangible assets at the concession area will be transferred to the government, in exchange of their amortized replacement value – the value of the assets as if they are purchased as new at the end of the concession period, less their technical depreciation based on their maintenance condition and the unique characteristics of the Dead Sea area. Pursuant to section 24 (b) of the Supplement to the Concession Law, it is stated that capital investments made 10 years before the concession ends (i.e. April 2020) to the end of the concession period require a prior consent of the Government, unless they can be fully deducted for tax purposes before the end of the concession period. However, the Government's consent to any fundamental investment that may be necessary for the proper operation of the plant, will not be unreasonably delayed or suspended.

In 2015, the Minister of Finance appointed a team to determine the “governmental activities to be conducted towards the end of the concession period”. The public’s comments in this matter were submitted to the team. Based on the interim report and its recommendations published in May 2018, and following a public hearing, in January 2019, the Israeli Ministry of Finance released the final report of the inter-ministry team headed by Mr. Yoel Naveh, former Chief Economist, which includes a series of guidelines and recommendations regarding the actions that the government should take towards the end of the concession period. Since the report includes guiding principles and a recommendation to establish sub‑teams to implement such principles, the Company is unable to assess, at this stage, the concrete implications, or if the recommendations will be implemented in practice, as well as the relevant timing. In addition, there is no certainty as to how the Government will interpret the Concession Law and implement processes accordingly.

In addition, in 2015, the Minister of Finance appointed a team headed by the (former) Accountant General to evaluate the manner in which, according to the current concession, the replacement value of DSW’s tangible assets would be calculated, assuming that these assets would be returned to the government at the end of the concession period. The determination date of the actual calculation is only at the end of the concession period. As far as the Company is aware, this work has not yet been completed.

The consolidated Financial Statements were prepared under management's belief that it is more likely than not, that DSW will continue to operate the relevant assets for their remaining useful lives, which extends beyond the term of the current concession period, by obtaining the renewed concession or by operating the assets for an alternative concession holder. The consolidated depreciation expenses in 2019, relating to the assets located within the concession area, amounted to about $100 million.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

  Dead Sea Works Ltd. (hereinafter – DSW) (Cont’d)

The Company received an opinion from an independent appraiser regarding the fair value of the property, plant and equipment of the subsidiaries DSW, Dead Sea Bromine and Dead Sea Magnesium in Israel (hereinafter – the Subsidiaries). The Opinion was prepared mainly for the Subsidiaries’ financial statements for 2016 and onward, which serve as a basis for the financial reports prepared pursuant to the provisions of the Taxation of Natural Resources Law. The Property, Plant and Equipment value provided in the opinion is based on the Replacement Cost methodology (as used assets) and was estimated at about $6 billion, as at December 31, 2015.

Though the assets assessed for tax purposes and the assets that may be valuated under the Concession Law are highly correlated, there is no complete identity between them. The Company believes that the applied Replacement Cost Methodology used in the opinion for estimating the fair value coincides with the methodology mentioned in the Concession Law for future valuation of the Property, Plant and Equipment upon termination of the concession period. Nevertheless, there could be other interpretations to the manner of implementation of the Concession Law’s provisions with respect to the valuation methodology. Therefore, the estimated value with respect to the Concession Law could materially differ from the value provided in the said opinion, even with respect to the same assets and dates. It is expected that the value of the Property, Plant and Equipment, at the end of the concession period, will change as time passes and as a result of purchase and disposal of assets.

In consideration of the concession, DSW pays royalties to the Government of Israel, calculated at the rate of 5% of the value of the products at the factory gate, less certain expenses.

DSW granted a sub‑concession to Dead Sea Bromine Ltd. (hereinafter – the Bromine Company) to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with the DSW concession. The royalties in respect of the products manufactured by the Bromine Company are received by DSW from the Bromine Company, and DSW then pays them over to the State. Royalties are also paid by Dead Sea Magnesium on the basis of carnallite used for production of magnesium.

Following the State of Israel's claims on underpayment of royalties, in 2011, an arbitration proceeding commenced between the State of Israel and DSW, regarding the manner of calculation of the royalties under the concession.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(1)Dead Sea Works Ltd. (hereinafter – DSW) (Cont’d)

The arbitration took place during the years 2011-2019 and included two main steps: determining the applicability, which will form the basis for calculating the royalties, and establish the principles of the financial calculations. Over the years, several rulings have been given by the arbitrators on the disputes between the parties, including: a ruling in which DSW should pay royalties on the sale of downstream products manufactured by companies controlled by ICL; a ruling on the principles of calculating the interest and linkage differences to be added to the principal amounts; and a final arbitration ruling in April 2019, which brought the arbitration proceedings to an end. The final agreements reached relate to both past periods (the years 2000 through 2017 inclusive), and the mechanism to simplify the calculations of royalties to the State relating to the period as of January 1, 2018 and onward.

The total expense relating to the royalties' dispute, for the eighteen years between 2000 and 2017, recognized in the Company's financial statements is $222 million ($14 million in 2019) and $70 million in respect of interest and linkage differences.

  Rotem Amfert Israel (hereinafter – “Rotem”)

Rotem has been mining phosphates in the Negev in Israel for more than sixty years. The mining is conducted in accordance with phosphate mining concessions, which are granted from time to time by the Minister of National Infrastructures, Energy and Water under the Mines Ordinance, by the Supervisor of Mines in his Office (hereinafter – the Supervisor), as well as the mining authorizations issued by the Israel Lands Authority (hereinafter – the Authority). The concessions relate to quarries (phosphate rock), whereas the authorizations cover use of land as active mining areas.

Mining Concessions

Rotem has the following mining concessions:

  Rotem Field (including the Hatrurim Field) – valid up to the end of 2021.
  Zafir Field (Oron‑Zin) – valid up to the end of 2021.

Mining Royalties

As part of the terms of the concessions in respect of mining of the phosphate, Rotem is required to pay the State of Israel royalties based on a calculation as stipulated in the Israeli Mines Ordinance. In January 2016, in light of a legislative amendment for the implementation of the Sheshinski Committee's recommendations, the royalties' rate was increased from 2% to 5% of the value of the quarried material. According to the amendment, the Supervisor has the option to collect royalties at a higher rate, if he decided to grant a mining right in a competitive process wherein one of the selection indices is the royalty rate.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

  Rotem Amfert Israel (hereinafter – “Rotem”) (cont'd)

Planning and Building

The mining and quarrying activities require a zoning approval of the site based on a plan in accordance with the Israeli Planning and Building Law, 1965. These plans are updated, as needed, from time to time. As at the date of this report, there are various requests at different stages of deliberations pending before the planning authorities.

In November 2016, the District Board for the Southern District approved a detailed site plan for mining phosphate in the Zin‑Oron area. This plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or up to exhaustion of the raw material – whichever occurs first, with the possibility for extension (under the authority of the District Planning Board).

The Company is working to promote the plan for mining phosphates in Barir field, which is located in the southern part of the South Zohar deposit in the Negev Desert. In 2015, the National Planning and Building Council (hereinafter – the National Council) approved the Policy Document regarding Mining and Quarrying of Industrial Minerals, which included a recommendation to permit phosphate mining in the South Zohar deposit and to advance a detailed National Outline Plan for the Barir field mining site. In January 2018, according to the recommendation of the National Council, the government’s Housing Cabinet approved the National Outline Plan (hereinafter - NOP 14B), which designates the South Zohar deposit, that includes the Barir field mining site, as an area for phosphate mining.

In January 2018, the Minister of Health filed an appeal of the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact in each site included in NOP 14B. As part of a discussion regarding the appeal, which was held in the Housing Cabinet, it was decided, with the consent of the Ministries of Health, Finance and Energy, to remove the appeal and to approve the NOP 14B. In addition, it was decided to establish a team with representatives of the ministries of Treasury, Health, Transportation, Environmental Protection and Energy, which will present to the Housing Cabinet a report that includes health aspects for NOP 14B. In April 2018, the NOP 14B was formally published.

In July 2018, a petition was submitted to the Israeli Supreme Court of Justice by the municipality of Arad against the National Council, the Government of Israel, the Ministry of Health, the Ministry of Environmental Protection and Rotem (hereinafter – the Respondents), to revoke the approval of NOP 14B and to order the National Council to discuss the NOP directives while giving proper weight to the health risk.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(2)Rotem Amfert Israel (hereinafter – “Rotem”) (cont'd)

In January 2019, the petition submitted by residents of the Bedouin diaspora in the "Arad Valley" was consolidated to the said petition. In February 2019, the Supreme Court decided on a conditional order instructing the Respondents to show cause as to why the Plan should not be returned to the National Council for discussion, considering no methodology was determined for examining health effects and no potential health impact document was presented to the National Council. Following several delays, it was determined that the State should submit its response by March 8, 2020.

In addition to the procedures described above, securing the future of the phosphate mining operations at Rotem depends on obtaining several approvals and permits from the authorities in Israel, as follows:

    Emission permit under the Israeli Clean Air Act (hereinafter - the Law): In 2018, the Company conducted two risk assessments by external experts regarding the possibility to execute all the clean air tasks required by the emission permit as per their approved timeline. The risk assessments focused on the technical and safety considerations arising from implementation of a large number of parallel projects in an industrial site. The assessments indicated that there is no operational feasibility to implement the full requirements of the permit within the defined timeline, and accordingly the Company is unable to meet the timeline set in the current permit. In 2019, following discussions with the Israeli Ministry of Environmental Protection (hereinafter - MoE), the MoE informed the Company that during the course of discussions to renew Rotem's emission permit, which currently remains unchanged, they will consider the safety constraints, the complexity and multiplicity of projects, as well as the Company's diligence to comply with the present permit conditions and their schedules, while prioritizing projects with significant environmental impact. The Company provided the MoE with its updated projects' outline, schedule and completion status. The Company continuously updates the MoE on its compliance with the updated projects’ outline.
    Extension of the mining concessions: Rotem has two mining concessions, which are valid until the end of 2021. The Company is working with the relevant authorities to extend the concessions.
    Extension of a lease agreement: Rotem has two lease agreements in effect until 2024 and 2041 and an additional lease agreement of the Oron plant, which the Company has been working to extend since 2017, by exercising the extension option provided in the agreement.
    Gypsum Ponds used for accumulation of phosphogypsum fluid - in November 2018, construction and use permits for pond 5 were received until December 31, 2020. The Company is working with the relevant authorities to obtain all the required permits, for the continued operation of the gypsum ponds beyond 2020, in accordance with the requirements set by law and/or instructions of the Planning and Building Committee.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(2)   Rotem Amfert Israel (hereinafter – “Rotem”) (Cont’d)

    Finding economically feasible alternatives to the continued mining of phosphate rock in Israel – according to the Company's assessment of economic phosphate reserves in the existing mining areas, the estimated useful life of Rotem's phosphate rock reserves, which are essential for some of our production lines, is limited to only a few years. As described above, the Company is working to obtain permits and approvals which will provide an economic alternative for future mining of phosphate rock in Israel.

The Company believes that it is more likely than not that the said approvals and permits will be granted within a timeframe which will not materially impact the Company's results. Nevertheless, there is no certainty as to the receipt of such approvals and permits and/or the date of their receipt. These approvals and permits depend on active government support, which has been latent recently due to multiple election processes. Failure to obtain these approvals and permits and/or a significant delay in receiving them can lead to a material impact on the Company's business, financial position and results of operations.

As at December 31, 2019, Rotem employs more than 1,500 people, and the overall book value of its property, plant and equipment amounts to about $800 million.

  Spain

A subsidiary in Spain (hereinafter – ICL Iberia) was granted mining rights based on legislation of Spain’s Government from 1973 and the regulations accompanying this legislation. Further to the legislation, as stated, the Government of the Catalonia region published special mining regulations whereby ICL Iberia received individual licenses for each of the 126 different sites that are relevant to the current and possible future mining activities. Some of the licenses are valid up to 2037 and the rest are effective up to 2067. The concession for the "Reserva Catalana", an additional site wherein mining has not yet been commenced, expired in 2012. The Company is acting in cooperation with the Spanish Government to obtain a renewal of the concession. According to the Spanish authorities, the concession period is valid until a final decision is made regarding the renewal.

  United Kingdom
  The mining rights of a subsidiary in the United Kingdom (hereinafter – ICL Boulby), are based on approximately 114 mining leases and licenses for extracting various minerals, in addition to numerous easements and rights of way from private owners of land under which ICL Boulby operates, and mining rights under the North Sea granted by the British Crown (Crown Estates). This lease with the Crown Estates, includes provisions to explore and exploit all targeted and known Polysulphate mineral resources of interest to ICL Boulby. The said mineral leases cover a total area of about 720 square kilometers (onshore leases totaling around 90 square kilometers and the offshore leases from the Crown Estates covering around 630 square kilometers). As at the date of this report, all the lease periods, licenses, easements and rights of way (hereinafter – the Rights) are effective, some up to June 2020 whereas some will continue up to 2038. The Company is currently in a process of renewing some of the Rights which expire in June 2020 and are still needed for the mining operation or alternatively will seek to obtain ownership of these Rights. The Company believes that it is more likely than not, that it will obtain renewal or ownership of all the needed Rights.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

  United Kingdom (cont'd)
  A UK subsidiary from ICL Innovative Ag Solutions segment (hereinafter – Everris UK), has peat mines in the UK (Creca, Nutberry and Douglas Water). Peat is used as a main component for the production of growing media. The Nutberry and Douglas Water mining sites are owned by Everris UK, while the Creca mine is held under a long‑term lease. The mining permits are granted by the local authorities and are renewed after examination of the local authorities. The mining permits were granted up to the end of 2024.

(5)China

YPH JV holds two phosphate mining licenses that were issued in July 2015, by the Division of Land and Resources of the Yunnan district in China. With reference to the Haikou Mine (hereinafter – Haikou), the mining license is valid up to January 2043, whereas regarding the Baitacun Mine (hereinafter – Baitacun), the mining license expired in November 2018. The mining activities at Haikou are carried out in accordance with the above‑mentioned license. Regarding Baitacun, the Company is examining the option to renew the concession, subject to a phosphate reserves soil survey results and achieving the required understanding with the authorities.

Natural Resources Royalties

With respect to the mining rights, in accordance with China "Natural Resources Tax Law", YPH JV will pay royalties of 8% on the selling price based on the market price of the rock prior to its processing.

Grant of Mining Rights to Lindu

In 2016, YPC issued a statement whereby in 2010 YPC entered into agreements with the local authority of Jinning County, Yunnan Province and Jinning Lindu Mining Development and Construction Co. Ltd. (hereinafter - Lindu Company), according to which Lindu Company is permitted to mine up to two million tonnes of phosphate rock from a certain area measuring 0.414 square kilometers within the area of the Haikou mine (hereinafter – the Daqing Area) and to sell such phosphate rock to any third party in its own discretion.

YPC has undertaken that YPH JV’s mining right in the Haikou mine will not be adversely affected by the above-mentioned arrangements. It was decided that YPH should conduct further communications with YPC and Lindu Company, for the purpose of protecting its legal rights and to urge the parties to reach a fair, just, and reasonable solution to this issue, as soon as possible.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities

  Ecology
  In July 2019, an application for approval of a claim as a class action was submitted to the Jerusalem District Court by an Israeli environmental association (hereafter - the Applicant) against 30 defendants, including Fertilizers and Chemicals Ltd., a subsidiary of the Company. The application includes claims relating to air pollution in Haifa Bay (located in northern Israel) and to alleged illness therefrom to the population of the said area. In the framework of the petition, the Applicant requests for declarative relief and the establishment of a mechanism for compensation awards, without specifying their amount, or alternatively, for splitting remedies to allow each group member to sue for damages in a separate proceeding. The Company will submit its response within the framework of the legal proceeding. Considering the early stage of the proceeding, there is a difficulty in estimating its outcome.
  In March 2018, an application for certification of a claim as a class action was filed with the District Court in Be’er Sheva by two groups: the first class constituting the entire public in the State of Israel and the second-class constituting visitors of Bokek stream and the Dead Sea (hereinafter – the Applicants), against the subsidiaries, Rotem Amfert Israel and Periclase Dead Sea Ltd. (hereinafter – the Respondents). According to the claim, the Respondents have allegedly caused continuous, severe and extreme environmental hazards through pollution of the “Judea group – Zafit formation” groundwater aquifer (hereinafter – the Aquifer) and the Ein Bokek spring with industrial wastewater, and in doing so the Respondents have violated various provisions of property law and environmental protection law, including the provisions of the Law for Prevention of Environmental Hazards and the Water Law, as well as violations relating to the Torts Ordinance – breach of statutory duty, negligence and unjust profits.

As a result, the Court was requested to order the Respondents to eliminate the proprietary violation in reference to the Aquifer and Bokek stream by restoration thereof and to pay the public compensation in an estimated amount of NIS 1.4 billion (about $405 million). In July 2019, the Respondents filed their response, together with three expert opinions, in which they denied all the Applicant's claims. On February 27, 2020, the District Court in Be'er Sheva accepted the Company's request to postpone the proceedings until a final decision is made with respect to the replacement of the Applicants' counsel. Considering the early stage of the proceedings and due to the preliminary issues, that arise from the request, there is a difficulty in estimating the chances the application will be accepted.

  In connection with the 2017 event of the partial collapse of a dyke in Pond 3, which is used for accumulation of phosphogypsum fluid that is created as part of the production processes in Rotem Amfert Israel plants in Israel, as at the reporting date, the event is still being investigated by the Ministry of Environmental Protection and the Nature and Natural Parks Authority. The Company is committed to environmental protection, and for years has worked closely with the Israeli environmental protection authorities to maintain the Negev’s nature in the area of its facilities. Several applications for certification of claims as class actions were filed against the Company (see item D below) contending, among other things, that the Company should bear the restoration costs in the long‑term.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont'd)

(1)Ecology (cont'd)

  In July and August 2017, three applications for certification of claims as class actions were filed against the Company, as a result of a partial collapse of the dyke in the evaporation pond of Rotem Amfert Israel, which caused contamination of the Ashalim Stream and its surrounding area. The claimants contend that the Company breached various provisions of environmental laws, including, the provisions of the Law for Prevention of Environmental Hazards, the Water Law, provisions of the Torts Ordinance, a breach of statutory duty and negligence. In the framework of the first application, the Court was requested to instruct the Company to rectify the harm caused as a result of its omissions, in order to prevent recurrence of the damage caused as well as to grant a monetary remedy for non‑pecuniary damages. The monetary remedy was not defined, however, according to the claimants, the amount of the personal claim is NIS 1,000 ($289) for each resident of the State of Israel, which totals approximately 8.68 million persons. In the framework of the second application, the Court was requested to grant a monetary remedy in an amount of no less than NIS 250 million ($72 million), and concurrently to award personal compensation in the amount of NIS 2,000 ($578) for each resident of the State of Israel, this being in respect of non‑pecuniary damages. Furthermore, the Court was requested to instruct the Company to comply with the relevant laws and the rules provided thereunder. As part of the third application, the Court was requested to instruct the Company, among other things, to prepare plans for removal of the contamination, restoration of the Ashalim Stream and its surrounding area, for control and prevention of recurrence of the damage caused, to pay monetary relief to the class of injured parties, in the amount of NIS 202.5 million ($59 million), and to provide compensation by means of restoring the natural values impaired and return the area to its former condition.

In May 2018, the Nature and Parks Authority (hereinafter – NPA), filed an application for certification of a class action against the Company, Rotem Amfert Israel and past and present officers of the Company and Rotem Amfert Israel (jointly hereinafter - the Respondents), with respect to the Ashalim incident. According to the NPA, the Respondents, jointly and/or severally, are liable for compensation due to the Ashalim incident, among other things by virtue of the Torts Ordinance and/or unjust profits and by virtue of any other law. In the Application, the Court was requested, among other things, to issue orders, the purpose of which is to take all necessary measures to prevent the recurrence of the environmental hazard, and also to cooperate with the NPA and the State's authorities in order to minimize the ecological and environmental damage in order to allow for the restoration of the nature reserve. Furthermore, the Court was requested to grant monetary relief to the public injured by the ecological and environmental damage, and to grant a monetary relief for the purpose of the restoration of the nature reserve, in the aggregate amount of NIS 397 million (about $115 million).

In conjunction with the aforesaid application, the NPA filed a motion to strike the three applications mentioned above and to prefer the approval application on its behalf, as it argues that it is the most suitable to serve as the representative plaintiff in a class action in this regard, as its application is detailed and well-established as well as the special status conferred upon it under the Class Actions Law, which allows for specific benefits.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont'd)

(1)  Ecology (cont'd)

In November 2018, the Company was notified that all four applicants had agreed to join efforts and manage the class actions in a joint and coordinated manner, as well as of their consent to take part in a mediation process in an attempt to resolve the disputes outside of court. In January 2020, the parties signed a procedural agreement that regulates the procedure by which the disputes will be addressed in the mediation procedure. Considering the early stage of the proceedings, there is a difficulty in estimating their outcome. The Company is in contact with its insurance carriers to activate the relevant insurance policies.

In May 2018, the Company was served with a motion for discovery and pursual of documents (hereinafter – the Motion), filed with the Tel Aviv District Court, by a shareholder of the Company (hereinafter – the Movant), as a preliminary proceeding in preparation for the possible filing of an application for certification of a multiple derivative action against officers of the Company and Rotem Amfert Israel who, according to the Movant, caused the alleged damages incurred and to be incurred by the Company as a result of the Ashalim incident. In August 2018, the Company submitted its position to the Court. In December 2018, the parties reached an arrangement, according to which, the legal proceedings will be detained until the relevant investigation's materials will be provided to the Company by the investigating authority. As at the date of the report, such investigative materials have not yet been received. Considering the proceedings are in an early stage and even suspended, there is a difficulty in estimating their outcome.

E.  In 2015, a request was filed for certification of a claim as a class action, in the District Court in Tel‑Aviv–Jaffa, against eleven defendants, including a subsidiary, Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and for the harm allegedly caused from it to the residents of the Haifa Bay area. The amount of the claim is about NIS 13.4 billion (about $3.8 billion). In the Company’s estimation, based on the factual material provided to it and the relevant court decision, it is more likely than not that the plaintiffs’ contentions will be rejected.

(2)Increase in level of Pond 5 (hereinafter – the Pond)

The minerals from the Dead Sea are extracted by way of solar evaporation, whereby salt precipitates onto the bed of one of the evaporation ponds at Sodom (Pond 5), in one of the sites of Dead Sea Works (hereinafter – DSW). The precipitated salt creates a layer on the Pond bed of approximately 20 million tonnes annually. The process of production of the raw material requires that a fixed brine volume is preserved in the Pond. To this end, the solutions level of the Pond is raised each year according to the rate at which the pool floor rises.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont'd)

(2) Increase in level of Pond 5 (hereinafter – the Pond) (cont'd)

The Ein Boqeq and Hamei Zohar hotels, the settlement of Neve Zohar and other facilities and infrastructures are located on the western beach of the Pond. Raising the water level of the Pond above a certain level is likely to cause structural damage to the foundations and the hotel buildings situated close to the water’s edge, to the settlement of Neve Zohar and to other infrastructure located along the western shoreline of the Pond. The described situation required establishment of defenses for the facilities and infrastructure of the hotels located on the shores of the Pond. In order to address this issue, the Government implemented a project for construction of coastline defenses, which was partially financed (39.5%) by DSW. According to the coastline defenses project, the dyke along the western beachfront of the Pond, across from the hotels, is raised, together with, in many places, a system for lowering subterranean. The construction work with respect to the hotels' coastline is complete, and the related dykes have been raised to accommodate the maximal brine level (15.1 meters). The current brine level is 14.8 meters. Nevertheless, there is additional ongoing work on raising the roads level along pond 5.

In 2012, an agreement was signed with the Government of Israel, regarding "Execution and Funding of the Dead Sea Protection Project and Increase of the Royalties Paid to the State" (hereinafter – the Salt Harvesting Project) which purpose is to provide a permanent solution for raising the water level in the Pond and stabilizing of the water therein at a fixed level by harvesting of the salt from this pond and transferring it to the Northern Basin of the Dead Sea. According to the agreement, the planning and execution of the Salt Harvesting Project will be performed by DSW. In addition, the agreement stipulates that starting from January 1, 2017, the water level in the pond will not rise above 15.1 meters. Nevertheless, in the event of a material deviation from the project's timetables, without the Company having violated its obligations, the Company will be permitted to request raising of the water level above the level stated above.

The Company will bear 80% and the Government will bear 20% of the cost of the Salt Harvesting Project. However, the Government's share will not exceed NIS 1.4 billion.

In 2015 and in 2016, the National Infrastructures Committee and the Israeli Government, respectively, approved National Infrastructures Plan 35A (hereinafter – the Plan), which includes the statutory infrastructure for establishment of the Salt Harvesting Project in Pond 5, and construction of the P-9 pumping station in the northern basin of the Dead Sea. The salt dredger, as part of the Salt Harvesting Project, and the P-9 pumping station are expected to commence operations during 2020.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(3) Spain

  The subsidiary in Spain (hereinafter – ICL Iberia) has two potash production centers – Suria and Sallent. As part of an efficiency plan, the Company intends to consolidate the activities of ICL Iberia into one site by means of expanding the Suria production site and discontinuing the mining activities in the Sallent site. The mining activities in Spain require, among other things, an environmental mining license and an urban license.

Sallent site

Environmental mining license – In August 2017, the Mining Authorities issued a new environmental mining license to the Company, which includes a new environmental impact assessment of the Cogulló salt deposit, approved by the Environmental Authorities.

Urban license – In July 2018, the City Council issued an urban license to the Company and the Catalonian government provided its approval to continue piling the salt until June 30, 2019. From then on, the Company ceased to pile salt in Sallent site and instead transfers it to the Suria site.

Suria site

In 2014, ICL Iberia received an urban license followed by an environmental mining license that complies with the new environmental protection regulations in Spain (autoritzacio substantive). In 2018, ICL Iberia obtained an environmental impact assessment, as well as, the new urban permits to expand the capacity of the salt mountain in Suria, which allow to continue piling salt for the following years, until the evacuation solution through a collector is applied.

Restoration plan

In June 2018, a new restoration plan for Suria and Sallent sites, which includes a plan for handling the salt piles and dismantling of facilities, was approved. The restoration plan for the Suria site is scheduled to run up to 2094, whereas for the Sallent site up to 2070.

Regarding the estimation of the projected costs for the closure and restoration of the Sallent site, as part of the restoration solution, the Company is taking action to treat the salt pile, among other things, by utilizing the salt for production and sale for De-icing purposes. The provision for the salt pile treatment is based on a long‑term forecast, covering a period of more than 50 years, along with observed estimates and, accordingly, the actual amount that will be required to restore the Sallent site could change, even significantly, from the amount of the present provision. In the Company’s estimation, the provision in its books reflects the best estimate of the expense required to settle this obligation.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(3) Spain (cont'd)

  In 2016, a court decision was received which determined that ICL Iberia bears sole responsibility for contamination of the water in certain wells in the Suria and Sallent sites (due to an over concentration of salt). In January 2018, claims were received from several owners of the land surrounding the wells, whereby ICL Iberia is required to compensate them for their damages, in the aggregate amount of $22 million. Given the clarity of information regarding the number of final claimants, the content of their claims and the completion of the collection and review of all claim materials, the Company re-evaluated its exposure estimation according to which, it is more likely than not that the Company will be required to compensate the owners in the amount of up to $4 million. As a result, the company reduced its provision and in the fourth quarter recorded a reversal of $7 million under "other income" in the statements of income.
  As part of the arbitration proceeding conducted between a Spanish subsidiary and Akzo Nobel Industrial Chemicals B.V. (hereinafter - AkzoNobel), concerning the termination of the partnership agreement between them, in May 2019, AkzoNobel submitted a statement of claim to the Arbitral Tribunal, whereby it seeks to determine that the agreement termination by the Company constitutes an unlawfully breach of contract and therefore it is entitled to enforce the agreement and to be compensated in an immaterial amount. Alternatively, in case it is determined that the agreement is not enforceable, AkzoNobel outlines several different compensation alternatives in the amounts of up to $152 million. The Company believes that the agreement was lawfully terminated and that it is more likely than not that AkzoNobel claims will be rejected.

(4) In October 2018, a petition was filed to the International Trade Administration of the U.S. Department of Commerce (hereinafter – the Commerce Department) and the U.S. International Trade Commission by a U.S. Magnesium company, to impose antidumping and countervailing duties on imports of magnesium from Israel, on the grounds these imports benefited from subsidization and are sold at less than fair value in the U.S. market. In May and July 2019, the Commerce Department issued preliminary determinations to impose countervailing duty of 7.48% and antidumping duty at a rate of 193.24%, respectively, over Magnesium imports from Israel.

In accordance with U.S. law, the International Trade Commission (ITC) conducted an investigation of injury or threat of injury to the U.S. magnesium industry following the importation of subsidized magnesium from Israel. In December 2019, the ITC unanimously resolved that no material injury or threat of injury has been caused to the magnesium industry in the U.S. by imports of magnesium from Israel. The said ITC decision brings to an end the administrative investigation against the import of magnesium products and also cancels the customs duty rates set by the Commerce Department.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

                In connection with the Harmonization Project (one global ERP system), which was discontinued in 2016 by the Company's Board of Directors decision, in December 2018 the Company filed a lawsuit in the Tel Aviv District Court, against IBM Israel, the leading project provider (hereinafter – IBM), in the amount of $300 million (about NIS 1.1 billion), for compensation of the damages incurred to the Company due to IBM’s failure to meet its undertakings within the Project, which led to the failure of the Project. In March 2019, IBM filed its statement of defense, together with a counterclaim against the Company, according to which IBM claims that ICL allegedly refrained from making certain payments, conducted negotiations in bad faith, and terminated the project unilaterally, in a way that harmed IBM's reputation and goodwill and therefore claims an amount of about $53 million (about ILS 186 million), including VAT and interest. In June 2019, the Company filed a statement of defense with respect to the counterclaim in which the Company rejected all of IBM's claims. Considering the early stage of the proceedings and the complexity of the claims, there is a difficulty in estimating their outcome. Nevertheless, the Company believes it is more likely than not IBM's claims in its counterclaim will be rejected.

(6) In December 2018, an application for certification of a class action was filed with the Tel Aviv District Court against the Company, Israel Corporation, and office holders, including directors who held office during the said dates which are stated in the application, with respect to the manner in which the IT (the Harmonization) project was managed and terminated. According to the allegations made in the Application, the Company failed to properly report negative developments which occurred on certain dates during the said IT project, and such failure caused the company immense financial damages.

The represented class was defined in the application as all those who acquired the Company's share at any time during the period commencing June 11, 2015 and did not sell them until September 29, 2016. The aggregate amount of the claim, for all members of the represented class, is estimated to be between $123 million (about NIS 426 million) for maximal damage, and $8 million (about NIS 26 million), for minimal damage. In April 2019, the Company filed its position to the Court denying the allegations made in the application. In January 2020, the Company filed an application to delay proceedings until a verdict is received in its lawsuit against IBM (see item 5 above). In February 2020, the court accepted the Company's application. Considering the proceedings are in early stages and even suspended, there is a difficulty in estimating the chances the application will be accepted.

  In July 2018, an application for certification of a class action was filed with the Central District Court against the Company and its subsidiaries, Rotem Amfert Israel and Fertilizers and Chemicals Ltd. (jointly hereinafter – the Defendants). The causes of action are the alleged exploitation of the Defendants' monopolistic position to charge consumers in Israel excessive and unfair prices for products classified as "solid phosphate fertilizer" between 2011 and 2018, contrary to the provisions of the Restrictive Trade Practices Law, and unjust profits at the expense of the plaintiff and the represented group. The representative plaintiff is a Kibbutz member who grows various plants and trees in his yard and in a nearby orchard. The represented group includes all the consumers who purchased, directly or indirectly, solid phosphate fertilizer products manufactured by the Defendants, or farming produce fertilized with solid phosphate fertilizer or food products that include such farming produce as stated above, in the years 2011-2018 (hereinafter – the Represented Group).

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

According to the statement of claim, the plaintiff requests, among other things, that the Court rules in his favor and in favor of the Represented Group, awarding them compensation for the damages allegedly caused to them, in the total amount of NIS 56 million (about $16 million), based on a calculation pursuant to the "difference test", measuring the difference between the price of a product and its cost, as described in the statement of claim, or in the amount of about NIS 73 million (about $21 million), based on the "comparison test", comparing the price of a product to its price in other markets, as described in the statement of claim. It should be noted that the Company's total sales of solid phosphate fertilizers in Israel during 2017 were negligible. In December 2018, the Company filed its response denying the allegations made in the application. In the Company’s estimation, it is more likely than not that its claims will be accepted.

  In 2015, a petition was filed in the Israeli Court for Water Matters by Adam Teva V’Din - Israeli Association for Environmental Protection (ATD) wherein the Court was requested to order the Government Water and Sewage Authority (hereinafter – the Water Authority) to issue a production license to DSW pursuant to the Water Law with respect to the transfer of water from the Northern Basin of the Dead Sea to the evaporation ponds in the Sea’s Southern Basin. The goal is to regulate and supervise, within the framework of the production license, transfer of the water, as stated, including limitation of the quantities transferred. In August 2016, the Water Authority issued directives to DSW (not in the framework of the production license), after hearing the latter’s position, which included limitations on the quantities of water transferred, as well as mechanisms for reporting of pumping volume.

In August 2019, the court partially accepted the petition stating that the water pumping activity must be regulated by means of a production license as defined in the Water Law and not through the Water Authority's directive, under which the Company operates today. In addition, the court stated that the conditions of the production license should be determined by the Water Authority within six months from the date of the ruling. In February 2020, the court granted the Water Authority's request to extend the production license completion date by one month. The Company estimates that the proceedings in this matter will end without material adverse influence on its operations.

  In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced by Dead Sea plants is charged with water fees. It is the Company’s view, that such charges should not apply to water drawn within the Dead Sea concession area, for various reasons, most notably the provisions of the Concession Law. Nevertheless, in December 2019, the Company received a water bill for 2018 from the Water Authority, setting forth the amount of $9 million to be paid on account of charges for water drawn from all of its wells including in the concession area. In January 2020, the Company submitted its appeal to the Water Authority, objecting to the charges relating to the water drawn within the concession area, which constitute about 60% of the total charge. The Company believes it is more likely than not that the charges will not apply to the water drawn within the concession area. The Company has a sufficient provision in immaterial amounts for the production of water outside the concession area.

Note 19 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

  In 2017, a decision of the District Court in Beer Sheva was received regarding a dispute between the National Company for Roads in Israel (hereinafter – the Roads Company) and DSW, whereby DSW and the Roads Company will be equally accredited with the restoration of the bridges on Route 90. In light of the decision, the parties filed an appeal and a counter appeal in the Supreme Court. In 2018, the parties agreed to start a mediation process which ended in a settlement that was validated as a court ruling in December 2019. The mediation settlement brought a full, final and complete clearance of all claims, arguments or demands by the parties.
  In addition to the contingent liabilities, as stated above, as at the reporting date, the contingent liabilities regarding the matters of environmental protection and legal claims, which are pending against the Group, are in immaterial amounts. It is noted that part of the above claims is covered by insurance. According to the Company’s estimation, the provisions recognized in its financial statements are sufficient.